SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported)
                         August 5, 1996

               Clear Channel Communications, Inc.
(Exact name of registrant as
specified in its charter)

Texas
(State of Incorporation)

1-9645                                     74-1787539
(Commission File Number)     (I.R.S. Employer Identification No.)

200 Concord Plaza, Suite 600
San Antonio, Texas 78216
(210) 822-2828
 (Address and telephone number of  principal executive offices)
Clear Channel
Communications, Inc.

Form 8-K

Item 2.(a)

On August 5, 1996, Clear Channel Radio, Inc., a wholly owned subsidiary of Clear Channel Communications, Inc. (the "Company") acquired a total of 5,141,022 shares of Common Stock of Heftel Broadcasting Corporation (Heftel) via a tender offer (269,309 shares) and via a stock purchase agreement with certain selling shareholders of Heftel (4,871,713 shares) for $23.00 per share, net to seller in cash.

As a result of the foregoing acquisition, the Company now beneficially owns a total of 7,297,821 shares of Heftel Class A
Common Stock, representing approximately 63.2% of the outstanding
Heftel Class A Common Stock outstanding. There are no longer any shares of Heftel Class B Common Stock outstanding.

     Sources of funds utilized in completing this acquisition were provided by the Company's revolving long-term line of credit facility by and between NationsBank of Texas, N.A., as agent, and the Company.

Item 2.(b)

     The assets represented by the stock purchased by registrant's subsidiary were utilized by Heftel for the purposes of radio broadcasting. Registrant intends to continue such use. Clear Channel
Communications, Inc.

Form 8-K


Item 7.(a)-1 Historical Financial Statements

It is impracticable to provide the financial statements required under Item 7.(a) as of the required filing date of Form 8-K. Such required financial statements will be filed under cover of Form 8-K/A as soon as available and in no event later than

Item 7.(b)  Pro Forma Financial Statements

     It is impracticable to provide the pro forma financial information required under Item 7.(b) as of the required filing date of Form 8-K. Such required pro forma financial information will be filed under cover of Form 8-K/A as soon as avaliable and in no event later than October 19, 1996.

Item 7.(c)

See index to exhibits following "Signatures."

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Clear Channel Communications, Inc.


Date   August 20, 1996        By   /s/ L. Lowry Mays
                                   L. Lowry Mays, President


Date   August 20, 1996        By   /s/ Herbert W. Hill, Jr.
                                   Herbert W. Hill, Jr.
                                   Vice President/Controller
                                   and Principal Financial
                                   Officer

          Clear Channel Communications, Inc.
Form  8-K

Item 7.(c) Index to Exhibits

Index to Exhibits

 (a) 3.1  --   Articles of Incorporation, as amended, of
               Registrant
 (m) 3.11 --   Articles of Amendment to the Articles of
               Incorporation of Clear Channel Communications,
               Inc.
 (a) 3.2  --   Amended and Restated Bylaws of Registrant
 (a) 4    --   Buy-Sell Agreement among Clear Channel
               Communications, Inc., L. Lowry Mays, B. J.
               McCombs, John M. Schaefer and John W. Barger dated
               May 31, 1977.
 (a)10.1 --    Incentive Stock Option Plan of Clear Channel
               Communications, Inc. as of January 1, 1984.
 (b)10.2 --    Television Asset Purchase Agreement dated January
               27, 1992, by and between Chase Broadcasting of
               Memphis, Inc. and Clear Channel Television, Inc.
 (b)10.3 --    Radio Asset Purchase Agreement dated January 31,
               1992, by and between Noble Broadcasting of
               Connecticut, Inc. and Clear Channel Radio, Inc.
 (b)10.4 --    Radio Asset Purchase Agreement dated April 19,
               1992, by and between Edens Broadcasting, Inc. and
               Clear Channel Radio, Inc.
 (k)10.33 --   Radio Asset Purchase Agreement dated January 31,
               1993, by and between KHFI Venture, LTD. and Clear
               Channel Radio, Inc.
 (l)10.34 --   Radio Asset Purchase Agreement dated December 28,
               1992, by and between Westinghouse Broadcasting
               Company, Inc. and Clear Channel Radio, Inc.
 (c)10.5 --    Radio Asset Purchase Agreement dated December 23,
               1992, by and between-Inter-Urban Broadcasting of
               New Orleans Partnership and Snowden Broadcasting,
               Inc.
 (d)10.6 --    Television Asset Purchase Agreement dated August
               19, 1993, by and between Television Marketing
               Group of Memphis, Inc. and Clear Channel
               Television, Inc.
 (e)10.7 --    Radio Asset Purchase Agreement April 1, 1993, by
               and between Capital Broadcasting of Virginia, Inc.
               and Clear Channel Radio, Inc.
 (f)10.8 --    Television Asset Purchase Agreement dated August
               31, 1993, by and between Nationwide
               Communications, Inc. and Clear Channel Television,
               Inc.
 (g)10.9 --    Radio Asset Merger Agreement dated March 22, 1994,
               by and between Metroplex Communications, Inc. and
               Clear Channel Radio, Inc.
 (h)10.10 --   Radio Partnership Interest Purchase Agreement
               dated April 5, 1994, by and between Cook Inlet
               Communications, Inc. and WCC Associates and Clear
               Channel Radio, Inc.
 (i)10.11 --   Television Asset Purchase Agreement September
               12,1994, by and between Heritage Broadcasting
               Company of New York, Inc. and Clear Channel
               Television, Inc. and Clear Channel Television
               Licenses, Inc.
 (j)10.12 --   Radio Asset Purchase Agreement dated November
               17,1994, by and between Noble Broadcast of
               Houston, Inc. and Clear Channel Radio, Inc.
 (k)10.13 --   Australian Radio Network Shareholders Agreement
               dated February, 1995, by and between APN
               Broadcasting Investments Pty Ltd, Australian
               Provincial Newspapers Holdings Limited, APN
               Broadcasting Pty Ltd and Clear Channel Radio, Inc.
               and Clear Channel Communications, Inc.
 (l)10.14 --   $600,000,000 Amended and Restated Credit Agreement
               Among Clear Channel Communications, Inc., Certain
               Lenders, and NationsBank of Texas, N.A., as
               Administrative Lender, dated October 19, 1995.
 (m)10.15 --   Clear Channel Communications, Inc. 1994 Incentive
               Stock Option Plan.
 (m)10.16 --   Clear Channel Communications, Inc. 1994
               Nonqualified Stock Option Plan.
 (m)10.17 --   Clear Channel Communications, Inc. Directors'
               Nonqualified Stock Option Plan.
 (m)10.18 --   Option Agreement for Officer
 (n)10.19 --   Employment Agreement between Clear Channel
               Communications, Inc. and L. Lowry Mays
 (o) 10.20 --  Stock Purchase Agreement dated as of March 4, 1996 by and among US Radio Stations, L.P., Blackstone
               USR Capital Partners L.P., Blackstone USR Offshore
               Capital Partners L.P., Blackstone Family
Investment
               Partnership II L.P., BCP Radio L.P., BCP Offshore
               Radio L.P., US Radio Inc., Clear Channel
               Communications of Memphis, Inc. and Clear Channel
               Communications, Inc.
 (p) 10-21 --  Asset Purchase Agreement, dated as of May 9, 1996, by and among REP New England G.P., REP Southeast
               G.P., REP Ft. Myers G.P., REP Rhode Island G.P.,
               REP Florida G.P., REP WHYN G.P., REP WWBB G.P.,
               S.E. Licensee G.P.,     REP WCKT G.P. and RI
               Licensee G.P., Radio Station Management, Inc.,
               Clear Channel Radio, Inc., and Clear Channel Radio
               Licenses, Inc.
 (q) 10.22 --  Tender Offer between Clear Channel Radio, Inc. and
               Heftel Broadcasting Corporation dated June 1, 1996
 (q) 10.23 --  Stock Purchase Agreement between Clear Channel
               Radio, Inc. and Certain Shareholders of Heftel
               Broadcasting Corporation dated June 1, 1996
 (r) 10.24 --  Agreement and Plan of Merger Between Clear Channel
               Communications, Inc. ("PARENT") and Tichenor Media

               System, Inc. ("TICHENOR") dated July 9, 1996
 (s) 10.25 --  Amended and Restated Credit Agreement dated as of
               August 1, 1996 among Parent, the Lenders from time to time party thereto and NationsBank of Texas, N.A.

   (a) -- Incorporated by reference to the exhibits of the Company's Registration Statement on Form S-1(Reg. No. 289161) dated April 19, 1984.
    (b) -- Incorporated by reference to the Registrant's Form 8-K dated July 14, 1992.
    (c) -- Incorporated by reference to the Registrant's Form 10-Q dated May 12, 1993.
    (d) -- Incorporated by reference to the Registrant's Form 8-K dated September 2, 1993.
    (e) -- Incorporated by reference to the Registrant's Form 10-Q dated November 1, 1993.
   (f) -- Incorporated by reference to the Registrant's Form 8-K dated October 27, 1993.
    (g) -- Incorporated by reference to the Registrant's Form 8-K dated October 26, 1994.
    (h) -- Incorporated by reference to the Registrant's Form 10-Q dated November 14 1994.
   (i) -- Incorporated by reference to the Registrant's Form 8-K dated December 14, 1994.
   (j) -- Incorporated by reference to the Registrant's Form 8-K dated January 13, 1995.
   (k) -- Incorporated by reference to the Registrant's Form 8-K dated May 26, 1995.
   (l) -- Incorporated by reference to the Registrant's Form 10-Q dated November 14, 1995.
   (m) -- Incorporated by reference to the Registrant's Form S-8 dated November 20, 1995.
   (n) -- Incorporated by reference to the Registrant's Form 10-K dated March 29, 1996.
   (o) -- Incorporated by reference to the Registrant's Form 8-K dated May 24, 1996.
   (p) -- Incorporated by reference to the Registrant's Form 8-K dated June 5, 1996.
   (q) -- Incorporated by reference to the Registrant's Amendment 2 to Form S-3 dated June 14, 1996.
   (r) -- Incorporated by reference to Heftel Broadcasting Corporation's Amendment 2 to Form SC 14D1/A dated July 9, 1996.
   (s) -- Incorporated by reference to Heftel Broadcasting Corporation's Amendment 4 to Form SC 14D1/A dated August 5, 1996.

Exhibit 21

Subsidiaries of Registrant, Clear Channel Communications, Inc.

           Name                                  State of
Incorporation
Clear Channel Communications of Memphis, Inc.            Texas

Clear Channel Television, Inc.                           Nevada

Clear Channel Radio, Inc.                                Nevada

Clear Channel Management, Inc.                           Delaware

Clear Channel Radio Licenses, Inc.                       Nevada

Clear Channel Television Licenses, Inc.                  Nevada

Clear Channel Productions, Inc.                          Nevada

Clear Channel Metroplex, Inc.                            Nevada

Clear Channel Metroplex Licenses, Inc.                   Nevada

Clear Channel Holdings, Inc.                             Nevada

CCR Houston-Nevada, Inc.                                 Nevada

Clear Channel Real Estate                                Nevada